Income Tax Reconciliation (Detail)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Effective Income Tax Rate Reconciliation, Percent [Abstract]
Expected income tax benefit at the federal statutory rate	34.00%	34.00%
State taxes, net of federal benefit	3.70%	1.50%
Change in effective tax rate	1.30%	0.00%
Non-deductible items and other	0.40%	(2.10%)
Federal and state credits	1.20%	2.00%
Change in valuation allowance	(40.60%)	(35.40%)
Total	0.00%	0.00%